UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2008

BLINK LOGIC INC.

(Exact name of registrant as specified in its charter)

Nevada	001-05996	91-0835748
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1038 Redwood Highway, Mill Valley, CA  94941

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (415)-389-1625

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 12, 2008 (the “Closing Date”), Blink Logic Inc., a Nevada corporation (the “Company”), issued and sold debentures having a total principal amount of $444,400, due June 12, 2010 (the “Debentures”), to an accredited investor (the “Purchaser”) in a private placement pursuant to a securities purchase agreement (the “Agreement”).  The aggregate sales price of the Debentures was $400,000.  After deducting the expenses of the private placement the Company received net proceeds of approximately $365,000.

The Purchaser also received warrants to purchase up to 317,428 shares of the Company’s common stock which terminates on June 12, 2013 (the “Termination Date”) and has an exercise price of $1.96 per share, subject to adjustment, as provided in the Warrants.

If at any time after the completion of the then-applicable holding period required by Rule 144, or any successor provision then in effect, which would allow “tacking” of the holding period of the Warrants and shares issuable upon the exercise of the Warrants (the “Warrant Shares”) pursuant to the SEC Manual of Publicly Available Telephone Interpretations or other Securities and Exchange Commission rule or guidance, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then the Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP (as defined in the Warrants) on the trading day immediately preceding the date of such election;

(B) = the Exercise Price of the Warrant, as adjusted; and,

(X) = the number of Warrant Shares issuable upon exercise of the Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

On the Termination Date, the Warrant shall be automatically exercised via cashless exercise. The exercise price of the Warrants is subject to reduction, similar to the reduction in the conversion price of the Debentures.

The Debenture is an original issue discount senior secured convertible debenture and does not bear interest.  It is due on June 12, 2010.  The initial conversion price (the “Conversion Price”) of the Debentures is $1.05 per share. If the Company issues common stock at a price that is less than the effective conversion price, or common stock equivalents with an exercise or conversion price less than the then effective conversion price, the conversion price will be reduced to such price.

The Debentures contain certain covenants by the Company, including that:

•

other than Permitted Liens (as defined in the Debentures) the Company shall not and not permit its subsidiaries to enter into or incur any liens and shall not permit any subsidiary to incur indebtedness other than Permitted Indebtedness (as defined in the Debentures) and Permitted Liens;

•

the Company shall not amend its charter documents in any manner that materially and adversely affects rights of the holder; and

•

the Company shall not pay cash dividends.

Events of Default under the Debentures include but are not limited to the following:

•

If the Company does not pay the principal amount due on the Debentures or any liquidated damages and any other amounts owing to the Purchaser on any Debentures when they are due;

•

If the Company fails to perform any covenant; and

•

If the Company’s common stock is not eligible for listing or quotation for trading on a Trading Market (as defined in the Agreement) and shall not be eligible to resume listing or quotation for trading thereon within five trading days.

If an Event of Default occurs, the outstanding Principal Amount of the Debenture, plus liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Purchaser’s election, immediately due and payable in cash at the Mandatory Default Amount (as subsequently defined).  Commencing 5 days after the occurrence of any event of default that results in the eventual acceleration of the Debenture, the interest rate on the Debenture shall accrue at a rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law.

The Mandatory Default Amount is the sum of (i) the greater of (A) 130% of the outstanding Principal Amount of the Debenture, or (B) the outstanding Principal Amount of the Debenture divided by the Conversion Price on the date the Mandatory Default Amount is either (a) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (b) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP (as defined in the Debenture) on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of the Debenture.

In connection with this transaction, the Company executed a Security Agreement pursuant to which it granted a security interest and lien on all of its assets to the Purchaser. The lien will terminate when the note and all amounts due in connection with the Debenture are satisfied and all other Obligations (as defined in the Security Agreement) have been paid, discharged or satisfied in full.

In connection with this transaction, the Company’s wholly-owed subsidiary, Blink Logic Corp. entered into a guarantee agreement pursuant to which it guaranteed the obligations of the Company to the Purchaser pursuant to the Agreement and the documents entered into in connection therewith.

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investor was an accredited investor and/or qualified institutional buyers, the investor had access to information about us and their investment, the investor took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

Copies of the Agreement, the Debentures, the Warrants,  the Security Agreement and the Subsidiary Guarantee are filed as exhibits to this Current Report.  The summary of these agreements set forth above is qualified by reference to such exhibits.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION

See Item 1.01 above.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

4.1

-

Original Issue Discount Senior Secured Convertible Debenture, issued on June 12, 2008, by the

Company to the Purchaser.

4.2

-

Common Stock Purchase Warrant, issued on June 12, 2008, by the Company to the Purchaser.

10.1

-

Securities Purchase Agreement, dated as of June 12, 2008, by and between Blink Logic Inc.

(the “Company”) and Enable Growth Partners LP (the “Purchaser”).

10.2

-

Security Agreement, dated as of June 12, 2008, by and among the Company, Blink Logic Corp.

(the “Subsidiary”) and the Purchaser.

10.3

-

Subsidiary Guarantee, dated as of June 12, 2008, by and between the Subsidiary and the Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 18, 2008

BLINK LOGIC INC.

      (Registrant)

By:/s/ L. R. Bruce

L.R. Bruce

Chief Financial Officer

EXHIBIT LIST

4.1

-

Original Issue Discount Senior Secured Convertible Debenture, issued on June 12, 2008, by the

Company to the Purchaser.

4.2

-

Common Stock Purchase Warrant, issued on June 12, 2008, by the Company to the Purchaser.

10.1

-

Securities Purchase Agreement, dated as of June 12, 2008, by and between Blink Logic Inc.

(the “Company”) and Enable Growth Partners LP (the “Purchaser”).

10.2

-

Security Agreement, dated as of June 12, 2008, by and among the Company, Blink Logic Corp.

(the “Subsidiary”) and the Purchaser.

10.3

-

Subsidiary Guarantee, dated as of June 12, 2008, by and between the Subsidiary and the Purchaser.

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